                                                                 Exhibit 24.1


                               POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (i) a Form 10-K Annual Report of The Chubb Corporation for its fiscal year ended December 31, 1997 pursuant to the requirement of the Securities Exchange Act of 1934, and (ii) registration statements, amendments and post-effective amendments to registration statements including but not limited to registration statements, amendments and post-effective amendments to registration statements on Form S-8 and Form S-3 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attroneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

     WITNESS our hands on the dates indicated.



/s/ John C. Beck                   Director            February 23, 1998
------------------
John C. Beck


/s/ Sheila P. Burke                Director            February 28, 1998
--------------------
Sheila P. Burke


/s/ James I. Cash, Jr.             Director            February 23, 1998
----------------------
James I. Cash, Jr.


/s/ Percy Chubb, III               Director            February 18, 1998
---------------------
Percy Chubb, III


/s/ Joel J. Cohen                  Director            February 23, 1998
------------------
Joel J. Cohen


/s/ David H. Hoag                  Director            February 23, 1998
------------------
David H. Hoag


/s/ Thomas C. MacAvoy              Director            February 25, 1998
----------------------
Thomas C. MacAvoy

/s/ Warren B. Rudman               Director            February 25, 1998
---------------------
Warren B. Rudman


/s/ Sir David G. Scholey, CBE      Director            February 23, 1998
-----------------------------
Sir David G. Scholey, CBE


/s/ Raymond G. H. Seitz            Director            February 25, 1998
------------------------
Raymond G. H. Seitz


/s/ Lawrence M. Small              Director            February 23, 1998
----------------------
Lawrence M. Small


/s/ Richard D. Wood                Director            February 26, 1998
---------------------
Richard D. Wood



/s/ David B. Kelso                 Executive Vice      February 17, 1998
------------------                 President and
David B. Kelso                     Chief Financial
                                   Officer


/s/ Henry B. Schram                Senior Vice         February 19, 1998
--------------------               President and
Henry B. Schram                    Chief Accounting
                                   Officer


                               POWER OF ATTORNEY

         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, amendments and post-effective amendments to registration statements including but not limited to registration statements, amendments and post-effective amendments to registration statements on Form S-8 and Form S-3 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

         WITNESS our hands on the dates indicated.


/s/ Zoe E. Baird                    Director          September 10, 1998
-----------------------
Zoe E. Baird


/s/ James M. Cornelius              Director          September 10, 1998
-----------------------
James M. Cornelius


/s/ James M. Zimmerman              Director          September 10, 1998
-----------------------
James M. Zimmerman

                                       3